                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [ ]
          Filed by a Party other than the Registrant [X]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                       AMERICAN INDUSTRIAL PROPERTIES REIT
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

                               PURE WORLD, INC.
          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [X]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                        PURE WORLD, INC. ('PURE WORLD')(1)
                    (a public corporation listed on NASDAQ)

                    INFORMATION ABOUT THE ANNUAL MEETING OF
               AMERICAN INDUSTRIAL PROPERTIES REIT ('THE TRUST')
                          WEDNESDAY, DECEMBER 13, 1995


     This Proxy Statement and the enclosed proxy card are being sent by Pure World on or about November 10, 1995 in connection with the Annual Meeting being held by the Trust at 9:00 a.m., Dallas time, December 13, 1995 at Corporate Headquarters located at 6220 North Beltline Road, Suite 205, Irving, Texas 75063 (the 'Meeting'). The close of business on November 9, 1995 has been fixed by the Trust as the record date in determining the number of shares eligible to vote at the Meeting. A copy of this Proxy Statement will be mailed to any persons who become eligible to vote subsequent to this mailing.


     At the Meeting, Pure World seeks:

     A. TO AMEND THE TRUST BY-LAWS (i) TO REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES TO AMEND THE BY-LAWS, TO ELECT TRUST MANAGERS AND TO FILL TRUST MANAGER VACANCIES BY SHAREHOLDERS; (ii) TO ELIMINATE ANY NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS, INCLUDING THE NOMINATION OF TRUST MANAGERS; (iii) TO REQUIRE AN INCUMBENT TRUST MANAGER WHO FAILS TO RECEIVE A PLURALITY OF VOTES CAST AT A MEETING TO RESIGN AFTER ELECTING AS A SUCCESSOR THE NOMINEE WHO RECEIVED A PLURALITY; AND (iv) TO PERMIT A HOLDER OF 9% OF THE OUTSTANDING SHARES TO CALL A SHAREHOLDERS MEETING.

     B. TO ELECT ITS NOMINEES AS TRUST MANAGERS.


     At the Meeting, the Trust's management proposes to seek the election of its nominees as Trust Managers and the ratification of Ernst & Young LLP as auditors. Pure World supports the ratification of Ernst & Young LLP. In reliance upon Rule 14a-5(c) of the Securities and Exchange Act of 1934(2), reference is made to the proxy statement which will be sent to you by the Trust for a full description of management's proposals, as well as information with respect to the number of shares eligible to vote at the Meeting, the quorum, the securities ownership of the Trust, information about the Trust's officers and Trust Managers, including compensation, information about the ratification of the appointment of Ernst & Young LLP as independent auditors and the date by which shareholders must submit proposals for inclusion in the next annual meeting.


------------------------
 (1) Pure World's former name was American Holdings, Inc. Additional information about Pure World, the names of its officers, directors and controlling stockholders and their ownership interests is presented on Schedule 1 of this Proxy Statement. Information about Pure World's nominees is provided under the heading 'Election of Trust Managers'.

 (2) Rule 14a-5(c) provides that 'any information contained in any other proxy soliciting material which has been furnished to each person solicited in connection with the same meeting or subject matter may be omitted from the proxy statement, if a clear reference is made to the particular document containing such information'.

     PLEASE READ THE FOLLOWING MATERIAL WITH CARE. We believe that the Trust Managers have made substantial changes to the By-laws of the Trust which, in our view, make it significantly more difficult to oppose management's nominees. In this Proxy Statement we propose By-law amendments which we believe will return fairness and equality to the process of electing Trust Managers. Pure World is also proposing to elect its nominees as Trust Managers (see 'Required Vote and Manner of Voting'). Even if you have executed management's proxy card, you can change your vote by signing, dating and returning the enclosed white proxy card. Any proxy, including one we hold, can be revoked (see 'Revocation of Proxies').

                                   PROPOSAL 1
                             CHANGES TO THE BY-LAWS

     In September 1995, the Trust Managers amended the By-laws, among other things: to require sixty days notice to propose any matter at an annual meeting, including the nomination of Trust Managers; to provide for the continuance in office of incumbent Trust Managers even if the Trust Managers fail to receive a plurality of votes in an election; and to require a favorable vote of two-thirds of the outstanding shares to repeal the provisions regarding the election of non-incumbent nominees.

     Pure World is proposing the following By-law amendments as a package because it believes that all of these By-law changes must be approved to accomplish Pure World's goal of facilitating the calling of shareholder meetings and the election of Trust Managers who are not incumbents.

     1) TO PROVIDE THAT THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES IS REQUIRED:

          (A) TO AMEND THE BY-LAWS.

          In Pure World's s view, requiring a super-majority on matters relating to the election of Trust Managers restricts the ability of shareholders to overrule By-law changes made by management.

          (B)  TO  ELECT OR  RE-ELECT  TRUST MANAGERS  AT  AN ANNUAL  OR SPECIAL
     MEETING.

          To assure fairness and equality in the election of Trust Managers, Pure World believes that the standards for being elected a Trust Manager should be the same whether or not a candidate is an incumbent.

          (C) TO FILL TRUST MANAGER VACANCIES.

          Pure World believes that Shareholders should also be able to select their own choice in the event of a vacancy.

     2) TO ELIMINATE ANY NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS, INCLUDING THE NOMINATION OF TRUST MANAGERS AT THE ANNUAL MEETING.

     Pure World believes that there can be no justification for restricting the ability of Shareholders to participate freely at shareholder meetings.

     3) TO REQUIRE A TRUST MANAGER WHO FAILS TO BE RE-ELECTED (WHETHER AT AN ANNUAL OR SPECIAL MEETING) AND WHO ALSO FAILS TO RECEIVE A PLURALITY OF THE VOTES CAST AT THE MEETING, TO RESIGN AFTER TAKING ALL STEPS NECESSARY TO APPOINT AS A SUCCESSOR, THE NOMINEE WHO RECEIVED A PLURALITY AT SUCH MEETING.


     Last year the incumbent Trust Managers failed to be re-elected by a vote of the majority of the outstanding shares. These incumbents are running again. If the Shareholders approve the By-law changes proposed by Pure World and these incumbents again fail to win a majority of the outstanding shares they can remain in office only if they win a plurality, which means a majority of the votes cast at the Meeting. If they do not win a plurality, they must resign after electing in their place the candidates who received a plurality. If effected the By-law amendments would allow a plurality of votes to force the ouster of the current Trust Managers and to elect non-incumbents, such as Pure World's nominees(3).



     Pure World believes that approval of the By-law amendments is essential to assure that the Trust is operated by candidates chosen by the Shareholders and not incumbents who failed to secure the support of even a majority of the votes cast.


     4) TO PERMIT A SHAREHOLDER WHO OWNS 9% OF THE OUTSTANDING SHARES TO CALL A SPECIAL MEETING.


     Currently the By-laws require that a Special Meeting may be called only by holders of 10% of the outstanding shares even though other By-laws provisions prohibit any one Shareholder to own in excess of 9.8%. Approval is sought to eliminate this contradiction. Currently there are only two shareholders, including Pure World, who own more than 9% of outstanding shares and therefore could call a Special Meeting without any other shareholder if the By-law amendments are approved.


     The By-law amendments proposed by Pure World are set forth in full on Exhibit A to this Proxy Statement (the 'By-law Amendments'). The affirmative vote of a majority of the outstanding Trust Shares (4,537,701) is required to approve the By-law Amendments. The By-law amendments are being proposed as a package, therefore you may vote only FOR or AGAINST all of them, you may not vote for or against any one of them. Whether or not you vote for Pure World's nominees listed below we urge you to vote for the By-law Amendments. We believe that these By-law Amendments are essential to preserve the democratic process in the governance of the Trust.

                                   PROPOSAL 2
                           ELECTION OF TRUST MANAGERS

     Pure World is asking for your support to elect its nominees. If the By-law Amendments are approved the affirmative vote of a majority of the outstanding Shares entitled to vote is required to elect each of the Pure World nominees. If the By-law Amendments are not approved, the nominees must be elected by the affirmative vote of two thirds (66 2/3%) of the outstanding Shares. Each of the following persons has consented to being named as a nominee in the Proxy
Statement and has agreed to serve as a Trust Manager, if elected. The biographical data, including age, principal occupation or employment, and other affiliations and business experience of each nominee during the last five years follows:

------------------------
 (3) If the By-law amendments proposed by Pure World are approved by shareholders and current Trust Managers fail to receive a plurality: (i) the current Trust Managers would increase the number of Trust Managers creating sufficient vacancies to elect the winners of a plurality in the election; (ii) the current Trust Managers would then resign; and (iii) the newly elected Trust Managers would reduce the number of Trust Managers thereby eliminating the vacancies created by the resignations of the current Trust Managers. Under this procedure, there would be no interruption in the management of the Trust.

     PAUL O. KOETHER (age 59) is principally engaged in the following businesses: (i) Pure World, Inc., as Chairman since April 1988, President since April 1989, a director since March 1988, and for more than five years as the Chairman and President of Sun Equities Corporation, a private, closely-held corporation whose business is to hold shares of other corporations, and is Pure World's principal stockholder; (ii) as Chairman of Madis Botanicals, Inc., (majority-owned subsidiary of Pure World which manufactures and distributes natural products) since January 1995 and as a director since December 1994;
(iii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ('Kent') which engages in various financial services, including the operation of a retail brokerage business through its wholly-owned subsidiary, T. R. Winston & Company, Inc. ('Winston') and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent; (iv) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of Winston; and (v) since July 1992, as a director of American Metals Service, Inc., a former indirect majority-owned subsidiary of Kent which has no business operations but is currently seeking to acquire an operating business. Prior to August 1994, Mr. Koether also served as an officer and director of NorthCorp Realty Advisors, Inc., a real estate asset manager.

     JOHN W. GALUCHIE, JR. (age 42) a certified public accountant, is engaged in the following businesses: (i) Kent, as Vice President and Treasurer since September 1986 and a director from June 1989 to August 1993; (ii) Winston, as President and Treasurer since September 1989; (iii) since July 1992, as Vice President, Treasurer and a director of American Metals Service, Inc.; (iv) Pure World, Inc., as Executive Vice President since April 1988 and director from January 1990 until October 1994; (v) for more than five years as Vice President and director of Sun Equities Corporation; (vi) Crown NorthCorp, Inc., which operates as a real estate asset manager, as a director since June 1992 and as Secretary from November 1992 until August 1994; and (vii) Edudata Corporation, which currently has no operating business but is seeking to redeploy its cash assets, in various executive positions since February 1983 and a director since July 1988.

     RICHARD M. BOSSERT (age 68) is a construction engineer. For more than the past six years, Mr. Bossert has been the President and Chief Operating Officer of Sawyert Corporation which is engaged in industrial and commercial site construction and development.

     PURE WORLD URGES YOU TO VOTE FOR EACH NOMINEE DESCRIBED ABOVE. IF ONLY TWO TRUST MANAGERS ARE BEING ELECTED AT THE MEETING, PURE WORLD WILL VOTE ITS PROXIES FOR MESSRS. KOETHER AND GALUCHIE. THESE INDIVIDUALS ARE COMMITTED TO TAKE NO TRUST MANAGERS' FEES OR MANAGEMENT FEES. THEY WILL SEEK TO MAXIMIZE SHAREHOLDER VALUES AND PLEDGE TO COOPERATE WITH AND CONSIDER THE PROPOSALS OF OTHER SHAREHOLDERS.

                       DECLINE IN EQUITY AND MARKET VALUE



     In 1993, when Charles Wolcott became the Trust's chief executive officer, the equity of the Trust was $3.18 per share and the market price per share was $2.25. Two years later equity is less than $2.38 per share, a decline of more than 25% and the market price per share is $1.625, a decline of approximately 28%. During the same period the Dow Jones Industrial Average increased by approximately 39%.



                         BY-LAWS AND SHAREHOLDER RIGHTS



     The Trust Management has amended the By-laws four times since January 1994 without shareholders' approval. As interpreted and summarized by Pure World these changes purport to (1) eliminate the Trust's obligation to report real estate values to shareholders, (2) impose significant restrictions on share ownership and (3) restrict the ability of shareholders to offer proposals at meetings and elect new Trust Managers. In Pure World's opinion, these By-law changes by management have diminished shareholders' rights. Whether or not you choose to elect Pure World's nominees we urge you to vote for the By-law Amendments which in our view will return power to the shareholders.



                 WOLCOTT ACTS LIKE HIS VOICE IS THE ONLY CHOICE



     Not once since Pure World began purchasing its investment in the Trust in December 1993, has Bricker or Wolcott sought to discuss the Trust's future with Pure World. Not once has Bricker or Wolcott sought the cooperation of Pure World to avoid the costs of these proxy contests. If our nominees are elected, these endless and senseless confrontations will end. Our nominees will take every step to unite the shareholders and maximize values for the Trust and all shareholders.


               VOTE FOR OUR NOMINEES WHO ARE COMMITTED TO WORKING
            TOGETHER WITH ALL SHAREHOLDERS TO MAXIMIZE SHARE VALUES

                       REQUIRED VOTE AND MANNER OF VOTING

     If the By-law amendments are approved, our nominees can be elected by a favorable vote of the majority of outstanding Trust Shares (4,537,701). If the By-law amendments are not approved then our nominees can be elected by the favorable vote of 66 2/3% of the outstanding Trust Shares (6,050,267). Valid proxies will be voted as instructed therein, but absent instructions will be voted FOR the By-law Amendments, FOR the election of Pure World's nominees and FOR the ratification of Ernst & Young LLP, as the Trust's auditors for the 1995 fiscal year and in the discretion of the proxies on any other matter that comes before the Meeting which was not known a reasonable time before the Meeting. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner on a particular matter and the nominee does not vote the shares) will be counted in the determination of a quorum, but will otherwise have the effect of voting against Proposals 1 and 2. Therefore, if you want the By-law Amendments to be approved and our nominees elected, we urge you to sign, date and return the white proxy card in the enclosed envelope. No postage is required if mailed in the United States.

                             SHARES IN STREET NAME

     If you hold your Trust Shares in the name of a brokerage firm, your broker cannot vote the Shares until the broker receives specific instructions from you. Please contact the party at the brokerage firm responsible for your account to make sure that a proxy is executed for your Trust Shares on the white proxy card.

                             REVOCATION OF PROXIES

     If you have executed management's proxy card before receiving this Proxy Statement, you have every right to change your vote by signing, dating and returning the enclosed white proxy card. Only your latest dated proxy will count at the Meeting. Any proxy, including the proxy solicited hereby, may be revoked at any time before it is voted by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Trust or to Pure World, (ii) filing with the Secretary of the Trust a written revocation or (iii) attending and voting at the Meeting in person.

                              SOLICITATION EXPENSE

     Pure World will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to shareholders in connection with this solicitation. Officers and regular employees of Pure World or its affiliates may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid. In addition, Pure World has retained Beacon Hill Partners, Inc. to solicit proxies on its behalf. It is anticipated that the cost to Pure World in connection with this solicitation will be approximately $125,000 inclusive of approximately $15,000 payable to Beacon Hill Partners, Inc. Pure World will not seek reimbursement of its expenses from the Trust.


                                   IMPORTANT


     IF YOUR SHARES ARE HELD IN 'STREET NAME' ONLY YOUR BANK OR BROKER CAN VOTE YOUR SHARES, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. BROKER NON-VOTES HAVE THE SAME EFFECT AS A VOTE AGAINST OUR PROPOSAL TO REMOVE THE TRUSTEES OR ELECT OUR NOMINEES. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO EXECUTE A WHITE PROXY CARD AS SOON AS POSSIBLE.

     IF YOU HAVE ANY QUESTIONS OR NEED FURTHER ASSISTANCE IN VOTING, PLEASE CALL JOHN W. GALUCHIE, JR., OF PURE WORLD, INC. COLLECT AT (908) 234-9220, OR OUR PROXY SOLICITOR:

                           BEACON HILL PARTNERS, INC.
                                90 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 755-5001

                                                                      SCHEDULE 1

                 ADDITIONAL INFORMATION ABOUT PURE WORLD, INC.
                       (FORMERLY AMERICAN HOLDINGS, INC.)

     Pure World, through its 83% owned subsidiary Madis Botanicals, Inc., is engaged in the business of manufacturing and distributing natural products. As of October 26, 1995, Pure World beneficially owned 888,000 shares ('Shares') of the Trust or approximately 9.8% of the total Trust Shares outstanding.

     Pure World and its proposed nominees have no agreements with the Trust or its Trust Managers or with respect to any securities of the Trust, the giving or withholding of proxies, any future employment by the Trust or any future transactions to which the Trust or its affiliates may be a party, except as have been or may be expressed in any filing with the Securities and Exchange Commission. None of Pure World's proposed nominees have, during the past ten years, been convicted in a criminal proceeding. The Trust Shares owned by Pure World are indirectly beneficially owned by the proposed nominees in their capacity as officers or directors of Pure World. Pure World has not purchased any Trust Shares in the past sixty days.

                 DIRECTORS AND EXECUTIVE OFFICERS OF PURE WORLD


                                                            PERCENTAGE OF DIRECT OR INDIRECT
        NAME AND ADDRESS             POSITION AND OFFICE       OWNERSHIP OF VOTING SHARES
            OF PERSON                  PRESENTLY HELD                OF PURE WORLD
--------------------------------- ------------------------- --------------------------------
Paul O. Koether                   Chairman and President                37.01%(1)
211 Pennbrook Road
Far Hills, NJ 07931
John W. Galuchie, Jr.             Executive Vice President              27.46%(1)
376 Main Street
Bedminster, NJ 07921
Richard M. Bossert                Director                                *
P.O. Box 209
Bedminster, NJ 07921
Alfredo Mena                      Director                                *
P.O. Box 520656
Miami, FL 33152
Mark Koscinski                    Senior Vice President                   *
376 Main Street
Bedminster, NJ 07921
William Mahomes, Jr.              Director                                *
2200 Ross Ave.
Suite 2200
Dallas, TX 75201
Mark W. Jaindl                    Director                               1.79%
3150 Coffeetown Road
Orefield, PA 18069


------------------------

*  Less than 1%

(1) Includes 27.46% owned by Sun Equities Corporation ('Sun Equities') of which Messrs. Koether and Galuchie are directors and executive officers. Sun Equities is a private company the business of which is to own shares of other corporations including Pure World.

                      PURCHASES AND SALES OF TRUST SHARES
                             BY PURE WORLD, INC.(1)

  DATES          NUMBER OF           PRICE
PURCHASED     SHARES PURCHASED     PER SHARE         TOTAL
---------     ----------------     ---------     -------------
12/15/93            17,300          $ 2.00       $   34,948.50
12/16/93             9,000            2.00           18,180.00
12/16/93            87,600            2.00          176,954.50
12/21/93            33,300            2.125          71,431.00
12/22/93             1,000            2.125           2,145.00
12/22/93             8,000            2.00           16,162.50
12/23/93            17,700            2.125          37,969.00
12/27/93             5,800            2.125          12,443.50
12/28/93            28,400            2.125          60,918.00
12/28/93             1,100            2.125           2,362.00
12/29/93               700            2.125           1,501.50
12/29/93            22,900            2.125          49,123.00
12/30/93             1,000            2.125           2,147.50
12/30/93            22,500            2.125          48,262.50
12/31/93            21,900            2.125          46,978.00
01/03/94            23,600            2.125          50,622.00
01/03/94             2,000            2.125           4,292.50
01/04/94               500            2.125           1,070.00
01/04/94             3,600            2.125           7,724.50
01/05/94             1,200            2.125           2,570.50
01/06/94            26,300            2.125          56,284.50
01/07/94             5,800            2.125          12,412.00
01/07/94               500            2.125           1,072.50
01/10/94             1,200            2.125           2,570.50
01/11/94             7,000            2.125          14,982.50
01/13/94               100            2.125             216.50
01/14/94               800            2.125           1,714.50
01/18/94               500            2.125           1,072.50
01/19/94               300            2.125             644.50
01/19/94             8,000            2.125          17,160.00
01/20/94             1,000            2.125           2,147.50
01/21/94               100            2.125             217.00
01/24/94            27,700            2.125          59,416.50
01/25/94               700            2.125           1,504.00
01/26/94            29,600            2.125          63,494.50
01/27/94               700            2.125           1,501.50
01/27/94            27,100            2.125          58,129.50
01/27/94             6,300            2.125          13,513.50
01/27/94             2,000            2.125           4,292.50
02/02/94             1,100            2.125           2,362.00
02/02/94             2,400            2.125           5,148.00
02/02/94             3,000            2.25            6,810.00
02/02/94            14,000            2.25           31,780.00
02/07/94            10,000            2.125          21,452.50
02/08/94            17,000            2.25           38,592.50
02/10/94             3,400            2.25            7,718.00
02/10/94            19,200            2.375          45,984.00
02/11/94            20,000            2.375          47,902.50
02/14/94               100            2.25              229.50
02/14/94            16,800            2.375          40,236.00
02/23/94             2,700            2.25            6,131.50
02/24/94             6,500            2.25           14,757.50
02/25/94             4,500            2.25           10,217.50
02/28/94             1,700            2.25            3,861.50
03/03/94               500            2.25            1,135.00
03/03/94            10,000            2.25           22,702.50
03/07/94            15,000            2.25           34,052.50
03/07/94             5,500            2.25           12,485.00
03/07/94             2,000            2.25            4,542.50
03/08/94             9,400            2.25           21,340.50
03/09/94               400            2.25              910.50
03/11/94             2,900            2.25            6,585.50

                                                  (table continued on next page)

(table continued from previous page)

  DATES          NUMBER OF           PRICE
PURCHASED     SHARES PURCHASED     PER SHARE         TOTAL
---------     ----------------     ---------     -------------
03/14/94             1,400          $ 2.25       $    3,180.50
03/15/94             2,000            2.25            4,542.50
03/15/94               500            2.25            1,135.00
03/16/94             5,900            2.25           13,393.00
03/16/94            13,500            2.25           30,647.50
03/23/94             4,200            2.125           9,011.50
03/24/94             1,000            2.125           2,147.50
03/25/94             9,600            2.125          20,594.50
04/13/94            25,000            1.75           44,252.50
04/13/94               700            1.75            1,239.00
04/14/94            31,600            1.75           55,934.50
04/15/94               700            1.75            1,241.50
04/18/94             1,700            1.75            3,011.50
04/19/94               500            1.75              887.50
04/20/94            10,000            1.75           17,702.50
04/21/94            15,000            1.75           26,552.50
04/22/94             1,000            1.75            1,772.50
04/25/94               400            1.75              710.50
04/26/94            10,100            1.75           17,879.50
04/28/94               800            1.75            1,416.00
04/28/94             4,100            1.75            7,259.50
04/29/94               400            1.75              710.50
05/11/94               800            1.75            1,418.50
05/13/94               600            1.75            1,064.50
05/17/94             1,800            1.75            3,188.50
05/26/94             2,500            1.875           4,752.50
05/27/94               900            1.875           1,712.50
06/01/94            11,600            2.00           23,492.50
06/01/94            20,000            2.00           40,500.00
06/08/94             2,100            2.00            4,255.00
06/09/94             1,200            2.00            2,432.50
06/10/94             8,700            2.00           17,620.00
06/13/94             2,400            2.00            4,862.50
06/16/94             2,100            2.00            4,255.00
06/17/94             1,000            2.00            2,025.00
06/17/94             8,500            2.00           17,215.00
06/21/94               200            1.875             382.50
06/21/94             5,300            1.875          10,070.00
06/22/94            11,700            1.875          22,230.00
06/22/94             1,800            1.875           3,422.50
06/30/94             5,000            1.75            8,852.50
09/30/94             5,000            1.375           6,977.50
10/03/94             2,000            1.375           2,792.50
10/03/94               200            1.375             281.50
10/04/94             2,100            1.375           2,932.00
10/05/94             3,800            1.375           5,303.50
10/06/94             6,900            1.375           9,628.00
12/13/94             2,300            1.375           3,234.00
12/14/94             5,700            1.375           8,011.00
12/14/94             8,000            1.375          11,240.00
12/14/94             2,000            1.375           2,810.00
                  --------                       -------------
                   889,200                       $1,839,273.00

DATE OF       NUMBER OF      SALES PRICE
  SALE       SHARES SOLD      PER SHARE          TOTAL
--------     -----------     -----------     -------------
12/17/93         1,200         $ 2.125       $    2,523.41
               888,000                       $1,836,848.83*
             -----------                     -------------
             -----------                     -------------

------------------------

(1) No shares were purchased with or are being held with borrowed funds.

*  Reflects gain on sale of 1,200 shares on 12/17/93 of $99.24.

                                                                       EXHIBIT A

                           PROPOSED BY-LAW REVISIONS

                                   ARTICLE II

     2.2 Annual Meeting. The annual meeting of shareholders commencing with year 1995 shall be held at such time, on such day and at such place as may be designated by the Trust Managers.

     2.3 Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Declaration of Trust, may be called by the Trust Managers, any officer of the Trust or the holders of at least 9% of all of the shares entitled to vote at such meeting. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the notice of the meeting.

     2.5 Business at Annual Meeting. At the annual meeting, the shareholders shall elect Trust Managers and transact such other business as may properly be brought before the meeting.

                                  ARTICLE III

     3.3 Election and Term of Office. Trust Manager nominees shall be elected by the affirmative vote of a majority of the outstanding shares of the Trust, in the manner provided in these Bylaws. An incumbent Trust Manager who fails to be re-elected and fails to receive a plurality of the votes cast in the election shall resign immediately after taking all steps necessary to appoint as a successor the Trust Manager nominee who received a plurality of votes in the election. Each elected or appointed Trust Manager shall hold office until his successor is elected and qualified, or until his death, resignation or removal in the manner provided in these Bylaws.

     3.4 Nomination of Trust Manager. Nominations of persons for election as Trust Managers may be made at any annual meeting of shareholders a) by or at the direction of the Trust Managers (or any duly authorized committee thereof) or b) any shareholder of record of the Trust.


     3.6 Vacancies; Increases. If any or all of the Trust Managers cease to be Trust Managers hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until such vacancies are filled, the remaining Trust Manager or Trust Managers (regardless of number) may exercise the powers of the Trust managers hereunder. Subject to the provisions of Section 3.3, vacancies may be filled either by a majority of the remaining Trust Managers, though less than a quorum, or by vote of the holders of a majority of the outstanding shares at an annual or special meeting of the shareholders. Any vacancy created by reason of an increase in number of Trust Managers shall be filled by the affirmative vote of the majority of the remaining Trust Managers, though less than a quorum of the full Board of Trust Managers. A Trust Manager elected to fill a vacancy shall hold office only until the next election of Trust Managers by the shareholders at an annual or special meeting.


                                   ARTICLE XI

     Amendments. Except as otherwise provided by applicable law or the Declaration of Trust, Bylaws may be adopted, amended, altered or repealed by the affirmative vote of a majority of Trust Managers or by the affirmative vote of the holders of a majority of the Trust's outstanding shares.

                                   APPENDIX 1
                                   PROXY CARD

                      AMERICAN INDUSTRIAL PROPERTIES REIT
                 ANNUAL MEETING TO BE HELD ON DECEMBER 13, 1995
      THIS PROXY IS SOLICITED ON BEHALF OF PURE WORLD, INC. ('PURE WORLD')

   The undersigned hereby appoints PAUL O. KOETHER and JOHN W. GALUCHIE, JR. or either of them, the undersigned's proxies, each with full power of substitution, to vote all Shares of Beneficial Interest of AMERICAN INDUSTRIAL PROPERTIES REIT (the 'Trust') which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Trust to be held on December 13, 1995 at 9:00 A.M. Dallas time, at Corporate Headquarters, 6220 North Beltline Road, Suite 205, Irving, Texas 75063 (the 'Meeting') and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

   WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE AMENDMENT OF THE BY-LAWS, FOR THE ELECTION OF ALL OF PURE WORLD'S NOMINEES FOR TRUST MANAGER NAMED BELOW AND FOR THE RATIFICATION OF THE TRUST'S AUDITORS.

   If there are amendments or variations to the matters proposed at the Meeting or at any adjournments or postponements thereof, or if any other business properly comes before the Meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

1. Amendment of the By-laws (i) to require  the affirmative vote of a majority of  outstanding     FOR      AGAINST    ABSTAIN
   shares  to amend the By-laws, to elect Trust  Managers, and to fill Trust Manager vacancies     [ ]        [ ]        [ ]
   by shareholders;  (ii)  to eliminate  any  notice requirement  for  shareholder  proposals, including the nomination of Trust Managers; (iii) to require an incumbent Trust Manager who fails  to receive  a plurality of  votes cast at  a meeting  to resign after  electing as a successor the nominee who received a  plurality; and (iv) to permit  a holder of 9% of  the outstanding shares to call a shareholders meeting.

(Instruction: To vote against any of the proposed By-laws, you must vote against all).

                                                                 SEE REVERSE
                                                                     SIDE


2. For Election of Pure World Nominees -- Paul O. Koether, John W. Galuchie, Jr.
   and Richard M. Bossert
  [ ] FOR each nominee listed (except as marked to the contrary below)            [ ] WITHHOLD AUTHORITY to elect nominees listed

------------------------------------------------------------------------------------------
(Instruction:  To  withhold  authority to  vote  for  any individual  nominee,  write that nominee's name in  the space  provided above  and check  the FOR  box to  elect all  other nominees).



3. Ratification of appointment of Ernst & Young as independent auditors for the year ended         FOR      AGAINST    ABSTAIN
   December 31, 1995                                                                               [ ]        [ ]        [ ]


The  undersigned  acknowledges  receipt  of the  accompanying  Notice  of Annual
Meeting of Shareholders and Proxy Statement for the December 13, 1995 meeting.

                                             Dated:                       , 1995


                                             -----------------------------------
                                             Signature of Shareholder

                                             -----------------------------------
                                             Signature of Shareholder if  Shares
                                             held  in more than one name (Please
                                             sign  exactly  as  name  or   names
                                             appear  hereon.  Full title  of one
                                             signing in representative  capacity
                                             should  be clearly designated after
                                             signature. If a corporation, please
                                             sign  in  full  corporate  name  by
                                             President   or   other   authorized
                                             officer(s).   If   a   partnership,
                                             please  sign in partnership name by
                                             authorized person. If  stock is  in
                                             the  name of  two or  more persons,
                                             each  should  sign.  Joint   owners
                                             should  each  sign.  Names  of  all
                                             joint  holders  should  be  written
                                             even if signed by only one.)

             PURE WORLD RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                                   ENVELOPE.

